Compensation (Q2)	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Share-based Payment Arrangement, Noncash Expense [Abstract]
Compensation

12. COMPENSATION
Awards to employees under our Amended and Restated 2010 Long-Term Incentive Plan are typically granted and vest during the first quarter of each year. We also grant restricted stock to our independent directors under our Amended and Restated 2010 Independent Director Stock Plan, which vest based upon the completion of a service period. Certain of our executives have made the election to receive OP units in lieu of shares of common stock upon vesting of their award grants. All share-based compensation awards, regardless of the form of payout upon vesting, are presented in the following table, which summarizes our stock-based award activity (number of units in thousands):

	Six Months Ended
	June 30, 2019
	Restricted Stock Awards	Performance Stock Awards(1)	Phantom Stock Units	Weighted-Average Grant-Date Fair Value(2)
Nonvested at December 31, 2018	808	199	998	$10.60
Granted	464	1,275	—	11.05
Vested	(196)	—	—	10.99
Forfeited	(26)	—	(12)	10.76
Nonvested at June 30, 2019	1,050	1,474	986	$10.80

(1)
Certain performance-based awards granted during the period contain terms which dictate that the number of award units to be issued will vary based upon actual performance compared to target performance. The number of shares deemed to be issued per this table reflect our probability-weighted estimate of the number of shares that will vest based upon current and expected company performance. The maximum number of award units to be issued under all outstanding grants, excluding phantom stock units as they are settled in cash, was 4.0 million and 1.2 million as of June 30, 2019 and December 31, 2018, respectively.

(2)	On an annual basis, we engage an independent third-party valuation advisory consulting firm to estimate the EVPS of our common stock.
On March 12, 2019, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved a new form of award agreement under the Company’s Amended and Restated 2010 Long-Term Incentive Plan for performance-based long term incentive units (“Performance LTIP Units”) and made one-time grants of Performance LTIP Units to certain of our executives. Any amounts earned under the Performance LTIP Unit award agreements will be issued in the form of LTIP Units, which represent OP units that are structured as a profits interest in the Operating Partnership. Dividends will accrue on the Performance LTIP Units until the measurement date, subject to a quarterly distribution of 10% of the regular quarterly distributions.
During the three months ended June 30, 2019 and 2018, the expense for all stock-based awards, including phantom stock units, was $3.3 million and $3.1 million, respectively. During the six months ended June 30, 2019 and 2018, the expense was $5.3 million and $4.7 million, respectively. We had $22.6 million of unrecognized compensation costs related to these awards that we expect to recognize over a weighted average period of approximately 4.3 years. The fair value at the vesting date for stock-based awards that vested during the six months ended June 30, 2019 was $2.2 million.

14. COMPENSATION
Independent Director Stock Plan—The Board approves restricted stock awards pursuant to our Amended and Restated 2010 Independent Director Stock Plan. The awards are granted to our independent directors and vest based upon the completion of a service period (“service-based awards”). As of December 31, 2018 and 2017, there were approximately 32,000 and 18,000 outstanding unvested awards granted to independent directors, respectively.
Employee Long Term Incentive Plan—Beginning in 2018, service-based restricted stock awards and performance-based awards are granted to employees under our Amended and Restated 2010 Long-Term Incentive Plan.
Service-based awards typically follow a four-year graded vesting schedule and will vest in the form of common stock or OP units. For performance-based awards, the number of shares that vest depends on whether certain financial metrics are met, as calculated over a three-year performance period. For each annual performance-based award, 50% of the shares earned vest at the end of the three-year period and 50% of the shares earned vest following an additional year of service. Vesting of these performance awards is in the form of common stock, or certain awards may vest in the form of OP Units at the election of the recipient.
In connection with the PELP transaction, we assumed employee awards of phantom stock units. Substantially all phantom stock awards granted by PELP contained either a five-year cliff vesting provision or a four-year graded vesting provision. The value of the awards changes in direct relation to the change in estimated value per share of our common stock, but the value is paid in cash rather than in common stock.
We recognize expense for awards with graded vesting under the accelerated recognition method, whereby each vesting is treated as a separate award with expense for each vesting recognized ratably over the requisite service period. Expense amounts are recorded in General and Administrative or Property Operating on our consolidated statements of operations. The awards are valued according to the EVPS for our common stock at the date of grant. Holders of unvested service-based and performance-based awards that are not phantom stock units are entitled to dividend and distribution rights, but are not entitled to voting rights. Holders of phantom stock units are entitled to receive distributions, which are recorded as expense when declared, but are not entitled to voting rights.
The following table summarizes our stock-based award activity during the year ended December 31, 2018 (number of units in thousands):

	Restricted Stock Awards	Performance Stock Awards	Phantom Stock Units	Weighted-Average Grant-Date Fair Value
Nonvested at December 31, 2017	18	—	2,446	$10.20
Granted	811	199	—	11.00
Vested	(5)	—	(1,394)	10.20
Forfeited	(16)	—	(54)	10.38
Nonvested at December 31, 2018	808	199	998	$10.60

The expense for all stock-based awards, including phantom stock units, during the years ended December 31, 2018 and 2017 was $10.4 million and $3.4 million, respectively. The expense during the year ended December 31, 2016, was immaterial. We had $9.0 million of unrecognized compensation costs related to these awards that we expect to recognize over a weighted average period of approximately 1.3 years. The fair value at the vesting date for stock-based awards that vested during the year ended December 31, 2018 was $15.4 million.
Because the phantom stock units are settled in cash rather than shares, we record a liability in Accounts Payable and Other Liabilities in the consolidated balance sheets for these awards. The amount of this liability, including related payroll tax accruals, was $8.7 million as of December 31, 2018.
Subsequent to December 31, 2018, approximately 2.1 million performance-based award units were granted to certain of our executives. The total number of performance-based stock units that will vest depends on whether certain financial metrics are met over the performance periods.
401(k) Plan—We sponsor a 401(k) plan that provides benefits for qualified employees. Our match of the employee contributions is discretionary and has a five-year vesting schedule. The cash contributions to the plan for the years ended December 31, 2018 and 2017 were approximately $1.0 million and $0.2 million, respectively. All employees who have attained the age of 21 are eligible to participate starting the first day of the month following their date of hire. Employees are vested immediately with respect to employee contributions.